Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited)
Second Quarter 2026

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information*	2

Consolidated Balance Sheets	3

Loans	4

Deposits	6

Consolidated Statements of Income	8

Consolidated Average Daily Balances and Yield / Rate Analysis	10

Pre-Tax Pre-Provision Income ("PPI")* and Adjusted PPI*	13

Non-Interest Income, Service Charges on Deposit Accounts by Segment, Wealth Management Income, Capital Markets Income, and Mortgage Income	14

Non-Interest Expense and Salaries and Benefits Expense	16

Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures*
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, Adjusted Total Revenue, Adjusted Net Income Available to Common Shareholders, Adjusted Diluted EPS, Return Ratios, Tangible Common Ratios, and Common Equity Tier 1 (CET1) Ratios	17

Asset Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	21
Non-Performing Loans (excludes loans held for sale), Early and Late Stage Delinquencies	23

Forward-Looking Statements	24

*Use of non-GAAP financial measures
Regions believes that the presentation of non-GAAP financial measures provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in assessing the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes certain adjustments does not represent the amount that effectively accrues directly to shareholders. Additionally, our non-GAAP financial measures may not be comparable to similar non-GAAP financial measures used by other companies and there is no certainty that we will not incur expenses in the future that are similar to those excluded in the calculations on non-GAAP financial measures presented herein.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Earnings Summary
Interest income - taxable equivalent	$1,762	$1,715	$1,781	$1,808	$1,796
Interest expense - taxable equivalent	471	454	487	539	525
Net interest income - taxable equivalent	1,291	1,261	1,294	1,269	1,271
Less: Taxable-equivalent adjustment	14	13	13	12	12
Net interest income	1,277	1,248	1,281	1,257	1,259
Provision for credit losses	68	91	115	105	126
Net interest income after provision for credit losses	1,209	1,157	1,166	1,152	1,133
Non-interest income	630	625	640	659	646
Non-interest expense	1,121	1,068	1,098	1,103	1,073
Income before income taxes	718	714	708	708	706
Income tax expense	148	155	174	139	143
Net income	$570	$559	$534	$569	$563
Net income available to common shareholders	$549	$539	$514	$548	$534
Adjusted net income available to common shareholders (non-GAAP) (1)	$583	$539	$504	$561	$538

Weighted-average shares outstanding—during quarter:
Basic	854	863	875	890	898
Diluted	857	868	880	894	900

Basic earnings per common share	$0.64	$0.63	$0.59	$0.62	$0.59
Diluted earnings per common share	$0.64	$0.62	$0.58	$0.61	$0.59
Adjusted diluted earnings per common share (non-GAAP) (1)	$0.68	$0.62	$0.57	$0.63	$0.60

Balance Sheet Summary
At quarter-end
Loans, net of unearned income	$99,200	$97,926	$95,637	$96,125	$96,723
Allowance for credit losses	(1,613)	(1,647)	(1,686)	(1,713)	(1,743)
Assets	161,299	160,741	158,814	159,940	159,206
Deposits	130,710	131,880	131,128	130,334	130,919
Long-term borrowings	4,628	3,137	4,134	4,785	5,279
Shareholders' equity	18,840	18,779	19,043	19,049	18,666
Average balances
Loans, net of unearned income	$98,722	$96,423	$95,651	$96,647	$96,077
Assets	161,237	159,287	158,107	159,089	157,974
Deposits	130,691	130,234	129,850	129,575	129,444
Long-term borrowings	3,617	3,750	4,524	5,527	5,660
Shareholders' equity	18,676	19,077	18,986	18,688	18,350
_____
(1) See reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on page 19.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Selected Ratios and Other Information

	As of and for Quarter Ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Return on average assets* (1)	1.42%	1.42%	1.34%	1.42%	1.43%
Return on average common shareholders' equity*	12.73%	12.35%	11.58%	12.56%	12.72%
Return on average tangible common shareholders’ equity (non-GAAP)* (2)	19.01%	18.26%	17.17%	18.81%	19.34%
Adjusted return on average tangible common shareholders' equity (non-GAAP) *(2)	20.18%	18.26%	16.84%	19.24%	19.48%
Efficiency ratio	58.3%	56.6%	56.8%	57.2%	56.0%
Adjusted efficiency ratio (non-GAAP) (2)	56.9%	56.6%	57.5%	56.9%	56.0%
Dividend payout ratio (3)	41.2%	42.3%	44.8%	43.0%	42.0%
Common book value per share	$20.48	$20.39	$20.36	$19.98	$19.35
Tangible common book value per share (non-GAAP) (2)	$13.78	$13.69	$13.75	$13.49	$12.91
Total shareholders' equity to total assets	11.68%	11.68%	11.99%	11.91%	11.72%
Tangible common shareholders’ equity to tangible assets (non-GAAP) (2)	7.55%	7.54%	7.80%	7.74%	7.52%
Common equity Tier 1 (4)	$13,692	$13,419	$13,490	$13,620	$13,533
Total risk-weighted assets (4)	$127,786	$125,682	$123,882	$125,386	$125,755
Common equity Tier 1 ratio (4)	10.7%	10.7%	10.9%	10.9%	10.8%
Common equity Tier 1 ratio (inclusive of AOCI) (non-GAAP) (2)(4)	9.5%	9.4%	9.7%	9.6%	9.3%
Tier 1 capital ratio (4)	11.8%	11.8%	12.0%	12.0%	11.9%
Total risk-based capital ratio (4)	13.7%	13.6%	13.9%	13.8%	13.7%
Leverage ratio (4)	9.7%	9.6%	9.7%	9.7%	9.7%
Effective tax rate	20.7%	21.6%	24.5%	19.7%	20.3%
Allowance for credit losses as a percentage of loans, net of unearned income	1.63%	1.68%	1.76%	1.78%	1.80%
Allowance for credit losses to non-performing loans, excluding loans held for sale	241%	238%	242%	226%	225%
Net interest margin (FTE)*	3.66%	3.67%	3.70%	3.59%	3.65%
Loans, net of unearned income, to total deposits	75.9%	74.3%	72.9%	73.8%	73.9%
Net charge-offs as a percentage of average loans*	0.42%	0.54%	0.59%	0.55%	0.47%
Business criticized loans to total business loans	5.01%	5.15%	5.31%	5.81%	7.22%
Non-performing loans, excluding loans held for sale, as a percentage of loans	0.67%	0.71%	0.73%	0.79%	0.80%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, and non-performing loans held for sale	0.69%	0.73%	0.75%	0.82%	0.84%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, and non-performing loans held for sale (5)	0.85%	0.90%	0.94%	0.98%	1.01%
Associate headcount—full-time equivalent	20,003	19,910	19,969	19,675	19,642
ATMs	1,777	1,779	1,786	1,874	1,996
Branch Statistics
Full service	1,221	1,221	1,222	1,223	1,224
Drive-through/transaction service only	25	25	25	25	26
Total branch outlets	1,246	1,246	1,247	1,248	1,250

*Annualized
(1)Calculated by dividing net income by average assets.
(2)See reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on pages 13, 17, 19, and 20.
(3)Dividend payout ratio reflects dividends declared within the applicable period.
(4)Current quarter Common equity Tier 1, Total risk-weighted assets, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.
(5)Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 23 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Consolidated Balance Sheets

	As of
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Assets:
Cash and due from banks	$3,177	$3,445	$3,112	$3,073	$3,245
Interest-bearing deposits in other banks	6,749	7,698	7,795	9,026	7,930
Debt securities held to maturity	5,271	5,434	5,606	5,769	5,972
Debt securities available for sale	27,388	27,419	27,560	26,886	26,333
Loans held for sale	591	464	511	573	594
Loans, net of unearned income	99,200	97,926	95,637	96,125	96,723
Allowance for loan losses	(1,489)	(1,527)	(1,556)	(1,581)	(1,612)
Net loans	97,711	96,399	94,081	94,544	95,111
Other earning assets	1,574	1,635	1,703	1,513	1,682
Premises and equipment, net	1,704	1,666	1,659	1,742	1,755
Interest receivable	495	569	571	574	574
Goodwill	5,733	5,733	5,733	5,733	5,733
Residential mortgage servicing rights at fair value (MSRs)	958	954	970	976	988
Other identifiable intangible assets, net	126	133	140	146	153
Other assets	9,822	9,192	9,373	9,385	9,136
Total assets	$161,299	$160,741	$158,814	$159,940	$159,206
Liabilities and Equity:
Deposits:
Non-interest-bearing	$40,538	$40,062	$39,530	$39,768	$40,209
Interest-bearing	90,172	91,818	91,598	90,566	90,710
Total deposits	130,710	131,880	131,128	130,334	130,919
Borrowed funds:
Federal funds purchased and securities sold under agreements to repurchase	200	1,200	—	—	—
Other short-term borrowings	2,800	2,000	750	1,300	—
Short-term borrowings	3,000	3,200	750	1,300	—
Long-term borrowings	4,628	3,137	4,134	4,785	5,279
Other liabilities	4,050	3,680	3,699	4,426	4,302
Total liabilities	142,388	141,897	139,711	140,845	140,500
Equity:
Preferred stock, non-cumulative perpetual	1,369	1,369	1,369	1,369	1,369
Common stock	9	9	9	9	9
Additional paid-in capital	9,915	9,973	10,366	10,780	11,017
Retained earnings	10,840	10,517	10,205	9,922	9,609
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,371)
Accumulated other comprehensive income (loss), net	(1,922)	(1,718)	(1,535)	(1,660)	(1,967)
Total shareholders’ equity	18,840	18,779	19,043	19,049	18,666
Noncontrolling interest	71	65	60	46	40
Total equity	18,911	18,844	19,103	19,095	18,706
Total liabilities and equity	$161,299	$160,741	$158,814	$159,940	$159,206

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
End of Period Loans

	As of
						6/30/2026		6/30/2026
($ amounts in millions, net of unearned income)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	vs. 3/31/2026		vs. 6/30/2025
Commercial and industrial	$51,841	$50,824	$48,790	$49,234	$49,586	$1,017	2.0%	$2,255	4.5%
Commercial real estate mortgage—owner-occupied	5,127	5,004	4,845	4,835	4,890	123	2.5%	237	4.8%
Commercial real estate construction—owner-occupied	267	261	263	285	275	6	2.3%	(8)	(2.9)%
Total commercial	57,235	56,089	53,898	54,354	54,751	1,146	2.0%	2,484	4.5%
Commercial investor real estate mortgage	7,896	7,706	7,172	7,122	6,949	190	2.5%	947	13.6%
Commercial investor real estate construction	2,073	1,938	1,934	1,948	2,149	135	7.0%	(76)	(3.5)%
Total investor real estate	9,969	9,644	9,106	9,070	9,098	325	3.4%	871	9.6%
Total business	67,204	65,733	63,004	63,424	63,849	1,471	2.2%	3,355	5.3%
Residential first mortgage	19,498	19,621	19,765	19,881	20,020	(123)	(0.6)%	(522)	(2.6)%
Home equity—lines of credit (1)	3,241	3,210	3,232	3,209	3,184	31	1.0%	57	1.8%
Home equity—closed-end (2)	2,263	2,287	2,324	2,340	2,352	(24)	(1.0)%	(89)	(3.8)%
Consumer credit card	1,498	1,472	1,519	1,437	1,415	26	1.8%	83	5.9%
Other consumer (3)	5,496	5,603	5,793	5,834	5,903	(107)	(1.9)%	(407)	(6.9)%
Total consumer	31,996	32,193	32,633	32,701	32,874	(197)	(0.6)%	(878)	(2.7)%
Total Loans	$99,200	$97,926	$95,637	$96,125	$96,723	$1,274	1.3%	$2,477	2.6%
______
(1)     The balance of Regions' home equity lines of credit consists of $1,396 million of first lien and $1,845 million of second lien at 6/30/2026.
(2)    The balance of Regions' closed-end home equity loans consists of $1,670 million of first lien and $593 million of second lien at 6/30/2026.
(3)    Other consumer loans also include Regions' Home Improvement Financing portfolio balances of $4.7 billion at 6/30/2026, $4.8 billion at 3/31/2026, $4.9 billion at 12/31/2025, $5.0 billion at 9/30/2025 and $5.0 billion at 6/30/2025.

	As of
End of Period Loans by Percentage(1)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Commercial and industrial	52.3%	51.9%	51.0%	51.2%	51.3%
Commercial real estate mortgage—owner-occupied	5.2%	5.1%	5.1%	5.0%	5.1%
Commercial real estate construction—owner-occupied	0.3%	0.3%	0.3%	0.3%	0.3%
Total commercial	57.7%	57.3%	56.4%	56.5%	56.6%
Commercial investor real estate mortgage	8.0%	7.8%	7.5%	7.4%	7.2%
Commercial investor real estate construction	2.1%	2.0%	2.0%	2.0%	2.2%
Total investor real estate	10.0%	9.8%	9.5%	9.4%	9.4%
Total business	67.7%	67.1%	65.9%	66.0%	66.0%
Residential first mortgage	19.7%	20.1%	20.7%	20.7%	20.7%
Home equity—lines of credit	3.3%	3.3%	3.4%	3.3%	3.3%
Home equity—closed-end	2.3%	2.3%	2.4%	2.4%	2.4%
Consumer credit card	1.5%	1.5%	1.6%	1.5%	1.5%
Other consumer	5.5%	5.7%	6.1%	6.1%	6.1%
Total consumer	32.3%	32.9%	34.1%	34.0%	34.0%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%
(1)Amounts have been calculated using whole dollar values, and therefore such amounts may not add to total amounts.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Average Balances of Loans

	Average Balances
($ amounts in millions, net of unearned income)	2Q26	1Q26	4Q25	3Q25	2Q25	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Commercial and industrial	$51,504	$49,572	$48,769	$49,588	$49,033	$1,932	3.9%	$2,471	5.0%
Commercial real estate mortgage—owner-occupied	5,089	4,887	4,866	4,860	4,900	202	4.1%	189	3.9%
Commercial real estate construction—owner-occupied	253	259	260	274	270	(6)	(2.3)%	(17)	(6.3)%
Total commercial	56,846	54,718	53,895	54,722	54,203	2,128	3.9%	2,643	4.9%
Commercial investor real estate mortgage	7,798	7,381	7,210	7,087	6,805	417	5.6%	993	14.6%
Commercial investor real estate construction	1,991	1,946	1,906	2,051	2,204	45	2.3%	(213)	(9.7)%
Total investor real estate	9,789	9,327	9,116	9,138	9,009	462	5.0%	780	8.7%
Total business	66,635	64,045	63,011	63,860	63,212	2,590	4.0%	3,423	5.4%
Residential first mortgage	19,551	19,674	19,822	19,944	19,992	(123)	(0.6)%	(441)	(2.2)%
Home equity—lines of credit	3,226	3,216	3,219	3,197	3,168	10	0.3%	58	1.8%
Home equity—closed-end	2,270	2,298	2,327	2,341	2,357	(28)	(1.2)%	(87)	(3.7)%
Consumer credit card	1,474	1,473	1,458	1,420	1,397	1	0.1%	77	5.5%
Other consumer (1)	5,566	5,717	5,814	5,885	5,951	(151)	(2.6)%	(385)	(6.5)%
Total consumer	32,087	32,378	32,640	32,787	32,865	(291)	(0.9)%	(778)	(2.4)%
Total Loans	$98,722	$96,423	$95,651	$96,647	$96,077	$2,299	2.4%	$2,645	2.8%

	Average Balances
	Six Months Ended June 30
($ amounts in millions, net of unearned income)	2026	2025	2026 vs. 2025
Commercial and industrial	$50,544	$49,120	$1,424	2.9%
Commercial real estate mortgage—owner-occupied	4,988	4,882	106	2.2%
Commercial real estate construction—owner-occupied	256	293	(37)	(12.6)%
Total commercial	55,788	54,295	1,493	2.7%
Commercial investor real estate mortgage	7,590	6,646	944	14.2%
Commercial investor real estate construction	1,969	2,235	(266)	(11.9)%
Total investor real estate	9,559	8,881	678	7.6%
Total business	65,347	63,176	2,171	3.4%
Residential first mortgage	19,613	20,015	(402)	(2.0)%
Home equity—lines of credit	3,221	3,152	69	2.2%
Home equity—closed-end	2,284	2,365	(81)	(3.4)%
Consumer credit card	1,473	1,396	77	5.5%
Other consumer (1)	5,641	5,995	(354)	(5.9)%
Total consumer	32,232	32,923	(691)	(2.1)%
Total Loans	$97,579	$96,099	$1,480	1.5%
_____
(1)    Other consumer loans also include Regions' Home Improvement Financing portfolio balances of $4.7 billion at 6/30/2026, $4.8 billion at 3/31/2026, $4.9 billion at 12/31/2025, $5.0 billion at 9/30/2025 and $5.1 billion at 6/30/2025 (on a quarter-to-date basis); and balances of $4.8 billion at 6/30/2026 and $5.1 billion at 6/30/2025 (on a year-to-date basis).

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
End of Period Deposits

	As of
						6/30/2026		6/30/2026
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	vs. 3/31/2026		vs. 6/30/2025
Non-interest-bearing deposits	$40,538	$40,062	$39,530	$39,768	$40,209	$476	1.2%	$329	0.8%
Interest-bearing checking	25,001	25,017	25,677	24,669	24,704	(16)	(0.1)%	297	1.2%
Savings	12,277	12,405	11,914	11,944	12,187	(128)	(1.0)%	90	0.7%
Money market—domestic	39,974	41,288	40,119	39,051	38,525	(1,314)	(3.2)%	1,449	3.8%
Time deposits	12,920	13,108	13,888	14,902	15,294	(188)	(1.4)%	(2,374)	(15.5)%
Total Deposits	$130,710	$131,880	$131,128	$130,334	$130,919	$(1,170)	(0.9)%	$(209)	(0.2)%

	As of
						6/30/2026		6/30/2026
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	vs. 3/31/2026		vs. 6/30/2025
Consumer Bank Segment	$80,972	$81,271	$80,193	$79,689	$79,953	$(299)	(0.4)%	$1,019	1.3%
Corporate Bank Segment	39,952	40,574	40,449	40,415	40,101	(622)	(1.5)%	(149)	(0.4)%
Wealth Management Segment	7,466	7,750	8,344	7,654	7,352	(284)	(3.7)%	114	1.6%
Other (1)	2,320	2,285	2,142	2,576	3,513	35	1.5%	(1,193)	(34.0)%
Total Deposits	$130,710	$131,880	$131,128	$130,334	$130,919	$(1,170)	(0.9)%	$(209)	(0.2)%

	As of
						6/30/2026		6/30/2026
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	vs. 3/31/2026		vs. 6/30/2025
Wealth Management - Private Wealth	$6,547	$6,741	$7,149	$6,698	$6,433	$(194)	(2.9)%	$114	1.8%
Wealth Management - Institutional Services	919	1,009	1,195	956	919	(90)	(8.9)%	—	—%
Total Wealth Management Segment Deposits	$7,466	$7,750	$8,344	$7,654	$7,352	$(284)	(3.7)%	$114	1.6%

	As of
End of Period Deposits by Percentage	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Non-interest-bearing deposits	31.0%	30.4%	30.1%	30.5%	30.7%
Interest-bearing checking	19.1%	19.0%	19.6%	18.9%	18.9%
Savings	9.4%	9.4%	9.1%	9.2%	9.3%
Money market—domestic	30.6%	31.3%	30.6%	30.0%	29.4%
Time deposits	9.9%	9.9%	10.6%	11.4%	11.7%
Total Deposits	100.0%	100.0%	100.0%	100.0%	100.0%
(1)Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, selected deposits and brokered time deposits) and additional wholesale funding arrangements. Other deposits includes brokered deposits totaling $1.6 billion at 6/30/2026, $1.5 billion at 3/31/2026, $1.3 billion at 12/31/2025, $1.8 billion at 9/30/2025 and $2.8 billion at 6/30/2025.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Average Balances of Deposits

	Average Balances
($ amounts in millions)	2Q26	1Q26	4Q25	3Q25	2Q25	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Non-interest-bearing deposits	$39,738	$39,160	$39,459	$39,538	$39,556	$578	1.5%	$182	0.5%
Interest-bearing checking	25,121	25,245	24,528	24,274	24,865	(124)	(0.5)%	256	1.0%
Savings	12,355	12,075	11,876	12,046	12,300	280	2.3%	55	0.4%
Money market—domestic	40,382	40,366	39,591	38,593	37,389	16	—%	2,993	8.0%
Time deposits	13,095	13,388	14,396	15,124	15,334	(293)	(2.2)%	(2,239)	(14.6)%
Total Deposits	$130,691	$130,234	$129,850	$129,575	$129,444	$457	0.4%	1,247	1.0%

	Average Balances
($ amounts in millions)	2Q26	1Q26	4Q25	3Q25	2Q25	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Consumer Bank Segment	$80,624	$79,599	$79,437	$79,698	$79,912	$1,025	1.3%	$712	0.9%
Corporate Bank Segment	40,106	40,707	40,243	39,733	39,234	(601)	(1.5)%	872	2.2%
Wealth Management Segment	7,594	7,777	7,810	7,262	7,324	(183)	(2.4)%	270	3.7%
Other (1)	2,367	2,151	2,360	2,882	2,974	216	10.0%	(607)	(20.4)%
Total Deposits	$130,691	$130,234	$129,850	$129,575	$129,444	$457	0.4%	$1,247	1.0%

	Average Balances
($ amounts in millions)	2Q26	1Q26	4Q25	3Q25	2Q25	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Wealth Management - Private Wealth	$6,672	$6,747	$6,719	$6,604	$6,705	$(75)	(1.1)%	$(33)	(0.5)%
Wealth Management - Institutional Services	922	1,030	1,091	658	619	(108)	(10.5)%	303	48.9%
Total Wealth Management Segment Deposits	$7,594	$7,777	$7,810	$7,262	$7,324	$(183)	(2.4)%	$270	3.7%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2026	2025	2026 vs. 2025
Interest-free deposits	$39,450	$39,305	$145	0.4%
Interest-bearing checking	25,183	24,949	234	0.9%
Savings	12,216	12,239	(23)	(0.2)%
Money market—domestic	40,374	36,512	3,862	10.6%
Time deposits	13,241	15,565	(2,324)	(14.9)%
Total Deposits	$130,464	$128,570	$1,894	1.5%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2026	2025	2026 vs. 2025
Consumer Bank Segment	$80,114	$79,315	$799	1.0%
Corporate Bank Segment	40,405	38,776	1,629	4.2%
Wealth Management Segment	7,685	7,461	224	3.0%
Other (1)	2,260	3,018	(758)	(25.1)%
Total Deposits	$130,464	$128,570	$1,894	1.5%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2026	2025	2026 vs. 2025
Wealth Management - Private Wealth	$6,709	$6,800	$(91)	(1.3)%
Wealth Management - Institutional Services	976	661	315	47.7%
Total Wealth Management Segment Deposits	$7,685	$7,461	$224	3.0%
(1)Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, selected deposits and brokered time deposits) and additional wholesale funding arrangements.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Interest income on:
Loans, including fees	$1,351	$1,313	$1,358	$1,386	$1,377
Debt securities	305	298	300	293	286
Loans held for sale	8	8	9	9	9
Other earning assets	84	83	101	108	112
Total interest income	1,748	1,702	1,768	1,796	1,784
Interest expense on:
Deposits	385	385	421	456	447
Short-term borrowings	34	17	4	8	1
Long-term borrowings	52	52	62	75	77
Total interest expense	471	454	487	539	525
Net interest income	1,277	1,248	1,281	1,257	1,259
Provision for credit losses	68	91	115	105	126
Net interest income after provision for credit losses	1,209	1,157	1,166	1,152	1,133
Non-interest income:
Service charges on deposit accounts	167	163	163	160	151
Card and ATM fees	126	117	123	122	125
Wealth management income	150	141	143	139	133
Capital markets income	84	84	80	104	83
Mortgage income	33	32	32	38	48
Securities gains (losses), net	(41)	(3)	—	(27)	(1)
Other	111	91	99	123	107
Total non-interest income	630	625	640	659	646
Non-interest expense:
Salaries and employee benefits	697	659	662	671	658
Equipment and software expense	107	108	112	106	104
Net occupancy expense	73	72	74	72	72
Other	244	229	250	254	239
Total non-interest expense	1,121	1,068	1,098	1,103	1,073
Income before income taxes	718	714	708	708	706
Income tax expense	148	155	174	139	143
Net income	$570	$559	$534	$569	$563
Net income available to common shareholders	$549	$539	$514	$548	$534
Weighted-average shares outstanding—during quarter:
Basic	854	863	875	890	898
Diluted	857	868	880	894	900
Actual shares outstanding—end of quarter	853	854	868	885	894
Earnings per common share: (1)
Basic	$0.64	$0.63	$0.59	$0.62	$0.59
Diluted	$0.64	$0.62	$0.58	$0.61	$0.59
Taxable-equivalent net interest income	$1,291	$1,261	$1,294	$1,269	$1,271
________
(1) Quarterly amounts may not add to year-to-date amounts due to rounding.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Consolidated Statements of Income (continued) (unaudited)

	Six Months Ended June 30
($ amounts in millions, except per share data)	2026	2025
Interest income on:
Loans, including fees	$2,664	$2,719
Debt securities	603	552
Loans held for sale	16	17
Other earning assets	167	221
Total interest income	3,450	3,509
Interest expense on:
Deposits	770	889
Short-term borrowings	51	5
Long-term borrowings	104	162
Total interest expense	925	1,056
Net interest income	2,525	2,453
Provision for credit losses	159	250
Net interest income after provision for credit losses	2,366	2,203
Non-interest income:
Service charges on deposit accounts	330	312
Card and ATM fees	243	242
Wealth management income	291	262
Capital markets income	168	163
Mortgage income	65	88
Securities gains (losses), net	(44)	(26)
Other	202	195
Total non-interest income	1,255	1,236
Non-interest expense:
Salaries and employee benefits	1,356	1,283
Equipment and software expense	215	203
Net occupancy expense	145	142
Other	473	484
Total non-interest expense	2,189	2,112
Income before income taxes	1,432	1,327
Income tax expense	303	274
Net income	$1,129	$1,053
Net income available to common shareholders	$1,088	$999
Weighted-average shares outstanding—during year:
Basic	858	902
Diluted	862	905
Actual shares outstanding—end of period	853	894
Earnings per common share:
Basic	$1.27	$1.11
Diluted	$1.26	$1.10
Taxable-equivalent net interest income	$2,552	$2,477

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	6/30/2026			3/31/2026
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate (1)	Average Balance	Income/ Expense	Yield/ Rate (1)
Assets
Earning assets:
Debt securities (2)(3)	$33,286	$305	3.66%	$33,530	$298	3.56%
Loans held for sale	512	8	6.16	579	8	5.48
Loans, net of unearned income:
Commercial and industrial (4)	51,504	697	5.36	49,572	665	5.37
Commercial real estate mortgage—owner-occupied (5)	5,089	66	5.14	4,887	63	5.14
Commercial real estate construction—owner-occupied	253	3	5.73	259	4	5.60
Commercial investor real estate mortgage	7,798	111	5.63	7,381	106	5.72
Commercial investor real estate construction	1,991	32	6.40	1,946	32	6.51
Residential first mortgage	19,551	201	4.11	19,674	200	4.07
Home equity	5,496	89	6.48	5,514	89	6.50
Consumer credit card	1,474	50	13.69	1,473	51	14.00
Other consumer	5,566	116	8.31	5,717	116	8.26
Total loans, net of unearned income	98,722	1,365	5.50	96,423	1,326	5.51
Interest-bearing deposits in other banks	7,291	69	3.78	7,415	69	3.79
Other earning assets	1,526	15	4.06	1,481	14	3.72
Total earning assets	141,337	1,762	4.96	139,428	1,715	4.93
Unrealized gains/(losses) on debt securities available for sale, net (2)	(769)			(580)
Allowance for loan losses	(1,533)			(1,552)
Cash and due from banks	3,247			3,275
Other non-earning assets	18,955			18,716
	$161,237			$159,287
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$12,355	4	0.12	$12,075	4	0.13
Interest-bearing checking	25,121	74	1.17	25,245	71	1.15
Money market	40,382	209	2.07	40,366	207	2.08
Time deposits	13,095	98	3.02	13,388	103	3.12
Total interest-bearing deposits (6)	90,953	385	1.69	91,074	385	1.72
Federal funds purchased and securities sold under agreements to repurchase	1,096	9	3.64	655	7	3.66
Other short-term borrowings	2,592	25	3.81	1,077	10	3.80
Long-term borrowings	3,617	52	5.69	3,750	52	5.56
Total interest-bearing liabilities	98,258	471	1.92	96,556	454	1.91
Non-interest-bearing deposits (6)	39,738	—	—	39,160	—	—
Total funding sources	137,996	471	1.37	135,716	454	1.35
Net interest spread (2)			3.04			3.02
Other liabilities	4,500			4,435
Shareholders’ equity	18,676			19,077
Noncontrolling interest	65			59
	$161,237			$159,287
Net interest income/margin FTE basis (2)		$1,291	3.66%		$1,261	3.67%
_______
(1) Amounts have been calculated using whole dollar values and the prevailing interest accrual methodology.
(2) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(3) Interest income includes hedging income of $1 million and $1 million for the quarter ended June 30, 2026 and March 31, 2026, respectively.
(4) Interest income includes hedging expense of $30 million and $32 million for the quarter ended June 30, 2026 and March 31, 2026, respectively.
(5) Interest income includes hedging expense of $4 million and $4 million for the quarter ended June 30, 2026 and March 31, 2026, respectively.
(6) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest-bearing deposits. The rates for total deposit costs equal 1.18% and 1.20% for the quarter ended June 30, 2026 and March 31, 2026, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	12/31/2025			9/30/2025			6/30/2025
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate (1)	Average Balance	Income/ Expense	Yield/ Rate (1)	Average Balance	Income/ Expense	Yield/ Rate (1)
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$—	$—	—%	$1	$—	4.44%
Debt securities (2)(3)	33,464	300	3.58	33,223	293	3.53	32,882	286	3.48
Loans held for sale	642	9	5.73	662	9	5.52	500	9	7.14
Loans, net of unearned income:
Commercial and industrial (4)	48,769	688	5.53	49,588	714	5.65	49,033	708	5.72
Commercial real estate mortgage—owner-occupied (5)	4,866	65	5.16	4,860	62	5.04	4,900	63	5.02
Commercial real estate construction—owner-occupied	260	3	5.72	274	4	5.96	270	4	5.75
Commercial investor real estate mortgage	7,210	116	6.29	7,087	114	6.30	6,805	113	6.55
Commercial investor real estate construction	1,906	33	6.85	2,051	37	7.12	2,204	40	7.10
Residential first mortgage	19,822	202	4.07	19,944	202	4.06	19,992	200	3.99
Home equity	5,546	91	6.57	5,538	91	6.54	5,525	90	6.51
Consumer credit card	1,458	51	14.06	1,420	52	14.46	1,397	50	14.24
Other consumer	5,814	122	8.26	5,885	122	8.14	5,951	121	8.33
Total loans, net of unearned income	95,651	1,371	5.65	96,647	1,398	5.70	96,077	1,389	5.75
Interest-bearing deposits in other banks	7,596	79	4.07	8,316	94	4.51	8,737	97	4.49
Other earning assets	1,456	22	6.21	1,519	14	3.63	1,466	15	3.96
Total earning assets	138,809	1,781	5.07	140,367	1,808	5.09	139,663	1,796	5.12
Unrealized gains/(losses) on debt securities available for sale, net (2)	(641)			(1,001)			(1,348)
Allowance for loan losses	(1,545)			(1,616)			(1,643)
Cash and due from banks	3,055			2,892			2,893
Other non-earning assets	18,429			18,447			18,409
	$158,107			$159,089			$157,974
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$11,876	3	0.10	$12,046	4	0.13	$12,300	4	0.13
Interest-bearing checking	24,528	78	1.26	24,274	86	1.41	24,865	88	1.41
Money market	39,591	220	2.20	38,593	234	2.40	37,389	220	2.37
Time deposits	14,396	120	3.33	15,124	132	3.45	15,334	135	3.52
Total interest-bearing deposits (6)	90,391	421	1.85	90,037	456	2.01	89,888	447	1.99
Federal funds purchased and securities sold under agreements to repurchase	52	2	3.91	48	—	4.36	80	1	4.40
Other short-term borrowings	211	2	4.25	696	8	4.49	—	—	—
Long-term borrowings	4,524	62	5.40	5,527	75	5.39	5,660	77	5.36
Total interest-bearing liabilities	95,178	487	2.03	96,308	539	2.22	95,628	525	2.20
Non-interest-bearing deposits (6)	39,459	—	—	39,538	—	—	39,556	—	—
Total funding sources	134,637	487	1.43	135,846	539	1.57	135,184	525	1.55
Net interest spread (2)			3.04			2.87			2.92
Other liabilities	4,438			4,515			4,403
Shareholders’ equity	18,986			18,688			18,350
Noncontrolling interest	46			40			37
	$158,107			$159,089			$157,974
Net interest income/margin FTE basis (2)		$1,294	3.70%		$1,269	3.59%		$1,271	3.65%
_______
(1) Amounts have been calculated using whole dollar values and the prevailing interest accrual methodology.
(2) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(3)    Interest income includes hedge income of $5 million, $7 million, $6 million and for the quarter ended December 31, 2025, September 30, 2025, and June 30, 2025, respectively.
(4) Interest income includes hedging expense of $44 million, $58 million, and $53 million for the quarter ended December 31, 2025, September 30, 2025, and June 30, 2025, respectively.
(5) Interest income includes hedging expense of $6 million, $7 million, and $7 million for the quarter ended December 31, 2025,September 30, 2025, and June 30, 2025, respectively.
(6) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest-bearing deposits. The rates for total deposit costs equal 1.29%, 1.39%, and 1.39% for the quarter ended December 31, 2025, September 30, 2025, and June 30, 2025, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Six Months Ended June 30
	2026			2025
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate (1)	Average Balance	Income/ Expense	Yield/ Rate (1)
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$1	$—	4.44%
Debt securities (2)(3)	33,407	603	3.61	32,583	552	3.39
Loans held for sale	546	16	5.80	471	17	7.20
Loans, net of unearned income:
Commercial and industrial (4)	50,544	1,362	5.37	49,120	1,395	5.65
Commercial real estate mortgage—owner-occupied (5)	4,988	129	5.14	4,882	122	4.95
Commercial real estate construction—owner-occupied	256	7	5.66	293	9	5.77
Commercial investor real estate mortgage	7,590	217	5.67	6,646	213	6.36
Commercial investor real estate construction	1,969	64	6.45	2,235	80	7.08
Residential first mortgage	19,613	401	4.09	20,015	398	3.97
Home equity	5,505	178	6.49	5,517	181	6.57
Consumer credit card	1,473	101	13.84	1,396	100	14.39
Other consumer	5,641	232	8.28	5,995	245	8.30
Total loans, net of unearned income	97,579	2,691	5.50	96,099	2,743	5.69
Interest-bearing deposits in other banks	7,353	138	3.79	8,637	191	4.47
Other earning assets	1,503	29	3.89	1,475	30	4.07
Total earning assets	140,388	3,477	4.95	139,266	3,533	5.07
Unrealized gains/(losses) on debt securities available for sale, net (2)	(675)			(1,531)
Allowance for loan losses	(1,542)			(1,634)
Cash and due from banks	3,261			2,925
Other non-earning assets	18,836			18,402
	$160,268			$157,428
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$12,216	8	0.13	$12,239	8	0.13
Interest-bearing checking	25,183	145	1.16	24,949	177	1.43
Money market	40,374	416	2.08	36,512	424	2.35
Time deposits	13,241	201	3.07	15,565	280	3.63
Total interest-bearing deposits (6)	91,014	770	1.70	89,265	889	2.01
Federal funds purchased and securities sold under agreements to repurchase	877	16	3.65	60	1	4.40
Other short-term borrowings	1,839	35	3.81	168	4	4.59
Long-term borrowings	3,683	104	5.62	5,830	162	5.51
Total interest-bearing liabilities	97,413	925	1.91	95,323	1,056	2.23
Non-interest-bearing deposits (6)	39,450	—	—	39,305	—	—
Total funding sources	136,863	925	1.36	134,628	1,056	1.58
Net interest spread (2)			3.04			2.83
Other liabilities	4,468			4,526
Shareholders’ equity	18,875			18,240
Noncontrolling interest	62			34
	$160,268			$157,428
Net interest income/margin FTE basis (2)		$2,552	3.67%		$2,477	3.59%
_______
(1) Amounts have been calculated using whole dollar values and the prevailing interest accrual methodology.
(2) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(3)    Interest income includes hedging income of $2 million and $8 million for the six months ended June 30, 2026 and 2025, respectively.
(4) Interest income includes hedging expense of $62 million and $113 million for the six months ended June 30, 2026 and 2025, respectively.
(5) Interest income includes hedging expense of $8 million and $14 million for the six months ended June 30, 2026 and 2025, respectively.
(6) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 1.19% and 1.39% for the six months ended June 30, 2026 and 2025, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Pre-Tax Pre-Provision Income ("PPI") (non-GAAP) and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.

	Quarter Ended
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Net income available to common shareholders (GAAP)	$549	$539	$514	$548	$534	$10	1.9%	$15	2.8%
Preferred dividends and other (GAAP) (1)	21	20	20	21	29	1	5.0%	(8)	(27.6)%
Income tax expense (GAAP)	148	155	174	139	143	(7)	(4.5)%	5	3.5%
Income before income taxes (GAAP)	718	714	708	708	706	4	0.6%	12	1.7%
Provision for credit losses (GAAP)	68	91	115	105	126	(23)	(25.3)%	(58)	(46.0)%
Pre-tax pre-provision income (non-GAAP)	786	805	823	813	832	(19)	(2.4)%	(46)	(5.5)%
Other adjustments:
Securities (gains) losses, net	40	—	—	25	—	40	NM	40	NM
FDIC insurance special assessment	—	—	(14)	(3)	(1)	—	NM	1	100.0%
Salaries and employee benefits—severance charges	—	—	—	—	1	—	NM	(1)	(100.0)%
Branch consolidation, property and equipment charges	5	—	—	(5)	—	5	NM	5	NM
Total other adjustments	45	—	(14)	17	—	45	NM	45	NM
Adjusted pre-tax pre-provision income (non-GAAP)	$831	$805	$809	$830	$832	$26	3.2%	$(1)	(0.1)%
_____
NM - Not meaningful
(1) The second quarter 2025 amount includes $4 million of deferred issuance costs recognized upon the redemption of Series D preferred stock.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Non-Interest Income

	Quarter Ended
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Service charges on deposit accounts	$167	$163	$163	$160	$151	$4	2.5%	$16	10.6%
Card and ATM fees	126	117	123	122	125	9	7.7%	1	0.8%
Wealth management income	150	141	143	139	133	9	6.4%	17	12.8%
Capital markets income (1)	84	84	80	104	83	—	—%	1	1.2%
Mortgage income	33	32	32	38	48	1	3.1%	(15)	(31.3)%
Commercial credit fee income	28	30	30	28	29	(2)	(6.7)%	(1)	(3.4)%
BOLI income	24	30	23	25	24	(6)	(20.0)%	—	—%
Market value adjustments on employee benefit assets (2)	24	(5)	(5)	12	16	29	NM	8	50.0%
Securities gains (losses), net	(41)	(3)	—	(27)	(1)	(38)	NM	(40)	NM
Other miscellaneous income	35	36	51	58	38	(1)	(2.8)%	(3)	(7.9)%
Total non-interest income	$630	$625	$640	$659	$646	$5	0.8%	$(16)	(2.5)%
Service Charges on Deposit Accounts by Segment

	Quarter Ended
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Consumer Bank Segment (3)	$100	$96	$101	$99	$90	$4	4.2%	$10	11.1%
Corporate Bank Segment (4)	66	66	61	61	60	—	—%	6	10.0%
Wealth Management Segment	1	1	1	—	1	—	—%	—	—%
Total service charges on deposit accounts	$167	$163	$163	$160	$151	$4	2.5%	$16	10.6%
Wealth Management Income

	Quarter Ended
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Investment management and trust fee income	$97	$92	$95	$91	$90	$5	5.4%	$7	7.8%
Investment services fee income	53	49	48	48	43	4	8.2%	10	23.3%
Total wealth management income (5)	$150	$141	$143	$139	$133	$9	6.4%	$17	12.8%
Capital Markets Income

	Quarter Ended
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Capital markets income	$84	$84	$80	$104	$83	$—	—%	$1	1.2%
Less: Valuation adjustments on customer derivatives (6)	(2)	1	—	—	(2)	(3)	(300.0)%	—	—%
Capital markets income excluding valuation adjustments	$86	$83	$80	$104	$85	$3	3.6%	$1	1.2%
Mortgage Income

	Quarter Ended
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Production and sales	$17	$18	$17	$17	$17	$(1)	(5.6)%	$—	—%
Loan servicing	45	46	47	47	47	(1)	(2.2)%	(2)	(4.3)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	5	1	13	1	16	4	400.0%	(11)	(68.8)%
MSRs hedge gain (loss)	(9)	(3)	(16)	1	(4)	(6)	(200.0)%	(5)	(125.0)%
MSRs change due to payment decay	(25)	(30)	(29)	(28)	(28)	5	16.7%	3	10.7%
MSR and related hedge impact	(29)	(32)	(32)	(26)	(16)	3	9.4%	(13)	(81.3)%
Total mortgage income	$33	$32	$32	$38	$48	$1	3.1%	$(15)	(31.3)%

Mortgage production - portfolio	$586	$451	$463	$465	$602	$135	29.9%	$(16)	(2.7)%
Mortgage production - agency/secondary market	586	516	494	504	516	70	13.6%	70	13.6%
Total mortgage production	$1,172	$967	$957	$969	$1,118	$205	21.2%	$54	4.8%

Mortgage production - purchased	72.9%	61.2%	71.7%	81.4%	82.5%
Mortgage production - refinanced	27.1%	38.8%	28.3%	18.6%	17.5%
_________
NM - Not Meaningful
(1)Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.
(2)These market value adjustments relate to assets held for employee and director benefits that are offset within salaries and employee benefits expense and other non-interest expense.
(3)Consumer overdraft fees represent approximately half of these amounts each quarter.
(4)The majority of these amounts relate to Treasury Management (TM) activities and typically represent approximately two-thirds of total TM revenue each quarter.
(5)Total wealth management income does not include certain smaller dollar amounts that are attributable to the wealth management segment.
(6)For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Non-Interest Income

($ amounts in millions)	Six Months Ended		Year-to-Date Change 6/30/2026 vs. 6/30/2025
	6/30/2026	6/30/2025	Amount	Percent
Service charges on deposit accounts	$330	$312	$18	5.8%
Card and ATM fees	243	242	1	0.4%
Wealth management income	291	262	29	11.1%
Capital markets income (1)	168	163	5	3.1%
Mortgage income	65	88	(23)	(26.1)%
Commercial credit fee income	58	56	2	3.6%
Bank-owned life insurance	54	47	7	14.9%
Market value adjustments on employee benefit assets (2)	19	13	6	46.2%
Securities gains (losses), net	(44)	(26)	(18)	(69.2)%
Other miscellaneous income	71	79	(8)	(10.1)%
Total non-interest income	$1,255	$1,236	$19	1.5%
Service Charges on Deposit Accounts by Segment

	Six Months Ended		Year-to-Date Change 6/30/2026 vs. 6/30/2025
($ amounts in millions)	6/30/2026	6/30/2025	Amount	Percent
Consumer Bank Segment (3)	$196	$186	$10	5.4%
Corporate Bank Segment (4)	132	124	8	6.5%
Wealth Management Segment	2	2	—	—%
Total service charges on deposit accounts	$330	$312	$18	5.8%
Wealth Management Income

	Six Months Ended		Year-to-Date Change 6/30/2026 vs. 6/30/2025
($ amounts in millions)	6/30/2026	6/30/2025	Amount	Percent
Investment management and trust fee income	$189	$176	$13	7.4%
Investment services fee income	102	86	16	18.6%
Total wealth management income (5)	$291	$262	$29	11.1%
Capital Markets Income

	Six Months Ended		Year-to-Date Change 6/30/2026 vs. 6/30/2025
($ amounts in millions)	6/30/2026	6/30/2025	Amount	Percent
Capital markets income	$168	$163	$5	3.1%
Less: Valuation adjustments on customer derivatives (6)	(1)	(3)	2	66.7%
Capital markets income excluding valuation adjustments	$169	$166	$3	1.8%
Mortgage Income

	Six Months Ended		Year-to-Date Change 6/30/2026 vs. 6/30/2025
($ amounts in millions)	6/30/2026	6/30/2025	Amount	Percent
Production and sales	$35	$30	$5	16.7%
Loan servicing	91	94	(3)	(3.2)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	6	6	—	—%
MSRs hedge gain	(12)	14	(26)	(185.7)%
MSRs change due to payment decay	(55)	(56)	1	1.8%
MSR and related hedge impact	(61)	(36)	(25)	69.4%
Total mortgage income	$65	$88	$(23)	(26.1)%

Mortgage production - portfolio	$1,037	$957	$80	8.4%
Mortgage production - agency/secondary market	1,102	887	215	24.2%
Total mortgage production	$2,139	$1,844	$295	16.0%

Mortgage production - purchased	67.6%	82.7%
Mortgage production - refinanced	32.4%	17.3%
_________
NM - Not Meaningful
(1)Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.
(2)These market value adjustments relate to assets held for employee and director benefits that are offset within salaries and employee benefits expense and other non-interest expense.
(3)Consumer overdraft fees typically represent approximately half of these amounts each reporting period.
(4)The majority of these amounts relate to Treasury Management (TM), and typically represent approximately two-thirds of Regions' total TM revenue each reporting period.
(5)Total wealth management income does not include certain smaller dollar amounts that are attributable to the wealth management segment.
(6)For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Non-Interest Expense

	Quarter Ended
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Salaries and employee benefits	$697	$659	$662	$671	$658	$38	5.8%	$39	5.9%
Equipment and software expense	107	108	112	106	104	(1)	(0.9)%	3	2.9%
Net occupancy expense	73	72	74	72	72	1	1.4%	1	1.4%
Outside services	47	42	45	42	39	5	11.9%	8	20.5%
Marketing	28	29	29	28	26	(1)	(3.4)%	2	7.7%
Professional, legal and regulatory expenses	28	28	30	30	28	—	—%	—	—%
Credit/checkcard expenses	16	14	18	15	16	2	14.3%	—	—%
FDIC insurance assessments	17	19	3	15	20	(2)	(10.5)%	(3)	(15.0)%
Visa class B shares expense	2	1	8	8	4	1	100.0%	(2)	(50.0)%
Operational losses	8	10	9	18	13	(2)	(20.0)%	(5)	(38.5)%
Branch consolidation, property and equipment charges	5	—	—	(5)	—	5	NM	5	NM
Other miscellaneous expenses	93	86	108	103	93	7	8.1%	—	—%
Total non-interest expense	$1,121	$1,068	$1,098	$1,103	$1,073	$53	5.0%	$48	4.5%
Salaries and Benefits Expense

	Quarter Ended
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Salaries and employee benefits	$697	$659	$662	$671	$658	$38	5.8%	$39	5.9%
Less: Market value adjustments on supplemental 401(k) liabilities	24	(4)	6	13	16	28	NM	8	50.0%
Salaries and employee benefits less market value adjustments on employee benefits liabilities	$673	$663	$656	$658	$642	$10	1.5%	$31	4.8%

	Six Months Ended		Year-to-Date Change 6/30/2026 vs. 6/30/2025
($ amounts in millions)	6/30/2026	6/30/2025	Amount	Percent
Salaries and employee benefits	$1,356	$1,283	$73	5.7%
Equipment and software expense	215	203	12	5.9%
Net occupancy expense	145	142	3	2.1%
Outside services	89	79	10	12.7%
Marketing	57	56	1	1.8%
Professional, legal and regulatory expenses	56	51	5	9.8%
Credit/checkcard expenses	30	31	(1)	(3.2)%
FDIC insurance assessments	36	40	(4)	(10.0)%
Visa class B shares expense	3	11	(8)	(72.7)%
Operational losses	18	26	(8)	(30.8)%
Branch consolidation, property and equipment charges	5	—	5	NM
Other miscellaneous expenses	179	190	(11)	(5.8)%
Total non-interest expense	$2,189	$2,112	$77	3.6%

Salaries and Benefits Expense

	Six Months Ended		Year-to-Date Change 6/30/2026 vs. 6/30/2025
($ amounts in millions)	6/30/2026	6/30/2025	Amount	Percent
Salaries and employee benefits	$1,356	$1,283	$73	5.7%
Less: Market value adjustments on 401(k) liabilities (1)	20	15	5	33.3%
Salaries and employee benefits less market value adjustments on employee benefits liabilities	$1,336	$1,268	$68	5.4%
_________
NM - Not Meaningful
(1) The Company holds assets in order to offset the market value adjustments on 401(k) liabilities and the market value adjustments on those assets are recorded in non-interest income.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, Adjusted Operating Leverage Ratios, and Adjusted Total Revenue
The table below presents computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the adjusted efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the adjusted fee income ratio. Net interest income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue (non-GAAP). Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis (GAAP). Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the adjusted fee income and adjusted efficiency ratios. Also presented is a computation of the adjusted operating leverage ratio (non-GAAP), which is the period-to-period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP).

		Quarter Ended
($ amounts in millions)		6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Non-interest expense (GAAP)	A	$1,121	$1,068	$1,098	$1,103	$1,073	$53	5.0%	$48	4.5%
Adjustments:
FDIC insurance special assessment		—	—	14	3	1	—	NM	(1)	(100.0)%
Branch consolidation, property and equipment charges		(5)	—	—	5	—	(5)	NM	(5)	NM
Salaries and employee benefits—severance charges		—	—	—	—	(1)	—	NM	1	100.0%
Adjusted non-interest expense (non-GAAP)	B	$1,116	$1,068	$1,112	$1,111	$1,073	$48	4.5%	$43	4.0%
Net interest income (GAAP)	C	$1,277	$1,248	$1,281	$1,257	$1,259	$29	2.3%	$18	1.4%
Taxable-equivalent adjustment		14	13	13	12	12	1	7.7%	2	16.7%
Net interest income, taxable-equivalent basis (GAAP)	D	$1,291	$1,261	$1,294	$1,269	$1,271	$30	2.4%	$20	1.6%
Non-interest income (GAAP)	E	$630	$625	$640	$659	$646	$5	0.8%	$(16)	(2.5)%
Adjustments:
Securities (gains) losses, net		40	—	—	25	—	40	NM	40	NM
Adjusted non-interest income (non-GAAP)	F	$670	$625	$640	$684	$646	$45	7.2%	$24	3.7%
Total revenue (GAAP)	C+E=G	$1,907	$1,873	$1,921	$1,916	$1,905	$34	1.8%	$2	0.1%
Adjusted total revenue (non-GAAP)	C+F=H	$1,947	$1,873	$1,921	$1,941	$1,905	$74	4.0%	$42	2.2%
Total revenue, taxable-equivalent basis (GAAP)	D+E=I	$1,921	$1,886	$1,934	$1,928	$1,917	$35	1.9%	$4	0.2%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$1,961	$1,886	$1,934	$1,953	$1,917	$75	4.0%	$44	2.3%
Operating leverage ratio (GAAP) (1)	I-A							(3.1)%		(4.3)%
Adjusted operating leverage ratio (non-GAAP) (1)	J-B							(0.5)%		(1.7)%
Efficiency ratio (GAAP) (1)	A/I	58.3%	56.6%	56.8%	57.2%	56.0%
Adjusted efficiency ratio (non-GAAP) (1)	B/J	56.9%	56.6%	57.5%	56.9%	56.0%
Fee income ratio (GAAP) (1)	E/I	32.8%	33.1%	33.1%	34.2%	33.7%
Adjusted fee income ratio (non-GAAP) (1)	F/J	34.2%	33.1%	33.1%	35.0%	33.7%
________
NM - Not Meaningful
(1) Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release

Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, Adjusted Operating Leverage Ratios, and Adjusted Total Revenue (continued)

		Six Months Ended June 30
($ amounts in millions)		2026	2025	2026 vs. 2025
Non-interest expense (GAAP)	A	$2,189	$2,112	$77	3.6%
Adjustments:
Branch consolidation, property and equipment charges		(5)	—	(5)	NM
Salaries and employee benefits—severance charges		—	(2)	2	100.0%
Professional, legal and regulatory expenses		—	(2)	2	100.0%
Adjusted non-interest expense (non-GAAP)	B	$2,184	$2,108	$76	3.6%
Net interest income (GAAP)	C	$2,525	$2,453	$72	2.9%
Taxable-equivalent adjustment		27	24	3	12.5%
Net interest income, taxable-equivalent basis	D	$2,552	$2,477	$75	3.0%
Non-interest income (GAAP)	E	$1,255	$1,236	$19	1.5%
Adjustments:
Securities (gains) losses, net		40	25	15	60.0%
Adjusted non-interest income (non-GAAP)	F	$1,295	$1,261	$34	2.7%
Total revenue (GAAP)	C+E= G	$3,780	$3,689	$91	2.5%
Adjusted total revenue (non-GAAP)	C+F=H	$3,820	$3,714	$106	2.9%
Total revenue, taxable-equivalent basis (GAAP)	D+E=I	$3,807	$3,713	$94	2.5%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$3,847	$3,738	$109	2.9%
Operating leverage ratio (GAAP) (1)	I-A				(1.1)%
Adjusted operating leverage ratio (non-GAAP) (1)	J-B				(0.7)%
Efficiency ratio (GAAP) (1)	A/I	57.5%	56.9%
Adjusted efficiency ratio (non-GAAP) (1)	B/J	56.8%	56.4%
Fee income ratio (GAAP) (1)	E/I	33.0%	33.3%
Adjusted fee income ratio (non-GAAP) (1)	F/J	33.7%	33.7%
______
NM - Not Meaningful
(1)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures
Adjusted Net Income Available to Common Shareholders, Adjusted Diluted EPS, and Return Ratios
The table below provides a reconciliation of net income available to common shareholders (GAAP) to adjusted net income available to common shareholders (non-GAAP), a computation of adjusted diluted EPS (non-GAAP), and calculations of “average tangible common shareholders’ equity” (non-GAAP) and related ratios. Net income available to common shareholders (GAAP) is presented excluding certain adjustments, net of tax, to arrive at adjusted net income available to common shareholders (non-GAAP), which is the numerator for adjusted diluted EPS (non-GAAP). Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Average tangible common shareholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the average tangible common shareholders’ equity measure. Because average tangible common shareholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. In calculating return on average tangible common shareholders' equity ratios, Regions makes adjustments to shareholders' equity including average intangible assets and related deferred taxes, and average preferred stock. Regions also presents an adjusted tangible common shareholder ratio using adjusted net income (non-GAAP) as the numerator. Management uses these metrics to monitor performance and believes these measures provide meaningful information to investors.

		Quarter Ended
($ amounts in millions)		6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25
Net income available to common shareholders (GAAP)	A	$549	$539	$514	$548	$534	$10	1.9%	$15	2.8%
Adjustments:
Securities (gains) losses, net		40	—	—	25	—	40	NM	40	NM
FDIC insurance special assessment		—	—	(14)	(3)	(1)	—	NM	1	100.0%
Salaries and employee benefits—severance charges		—	—	—	—	1	—	NM	(1)	(100.0)%
Branch consolidation, property and equipment charges		5	—	—	(5)	—	5	NM	5	NM
Preferred stock redemption expense (1)		—	—	—	—	4	—	NM	(4)	(100.0)%
Total adjustments		45	—	(14)	17	4	$45	NM	$41	NM
Tax impact of adjusted items (2)		(11)	—	4	(4)	—	(11)	NM	(11)	NM
Adjusted net income available to common shareholders (non-GAAP)	B	$583	$539	$504	$561	$538	$44	8.2%	$45	8.4%
Weighted-average diluted shares	C	857	868	880	894	900
Diluted EPS (GAAP) (3)	A/C	$0.64	$0.62	$0.58	$0.61	$0.59	$0.02	3.2%	$0.05	8.5%
Adjusted diluted EPS (non-GAAP) (3)	B/C	$0.68	$0.62	$0.57	$0.63	$0.60	$0.06	9.7%	$0.08	13.3%

Average shareholders' equity (GAAP)		18,676	19,077	18,986	18,688	18,350	(401)	(2.1)%	326	1.8%
Less: Average preferred stock (GAAP)		1,369	1,369	1,369	1,369	1,513	—	—%	(144)	(9.5)%
Average common shareholders' equity (GAAP)	D	17,307	17,708	17,617	17,319	16,837	(401)	(2.3)%	470	2.8%
Less:
Average intangible assets (GAAP)		5,863	5,869	5,876	5,883	5,891	(6)	(0.1)%	(28)	(0.5)%
Average deferred tax liability related to intangibles (GAAP)		(141)	(138)	(135)	(131)	(127)	(3)	(2.2)%	(14)	(11.0)%
Average tangible common shareholders' equity (non-GAAP)	E	$11,585	$11,977	$11,876	$11,567	$11,073	(392)	(3.3)%	512	4.6%
Return on average common shareholders' equity (GAAP) (3)*	A/D	12.73%	12.35%	11.58%	12.56%	12.72%
Return on average tangible common shareholders' equity (non-GAAP) (3)*	A/E	19.01%	18.26%	17.17%	18.81%	19.34%
Adjusted return on average tangible common shareholders' equity (non-GAAP) (3)*	B/E	20.18%	18.26%	16.84%	19.24%	19.48%
_______
*Annualized
NM - Not Meaningful
(1) In the second quarter of 2025, the Company redeemed its Series D preferred stock. The initial issuance costs reduced net income to common shareholders when the shares were redeemed. This is a non-taxable expense.
(2) Unless separately noted, the tax impact for adjustments has been calculated using a nominal tax rate of 25 percent.
(3) Amounts calculated based upon whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Reconciliation of GAAP Financial Measures to non-GAAP Financial Measures
Tangible Common Ratios
The following table provides a reconciliation of shareholders’ equity (GAAP) to tangible common shareholders’ equity (non-GAAP) and the calculations of the end of period “tangible common shareholders’ equity to tangible assets” and "tangible common book value per share" ratios (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders' equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
TANGIBLE COMMON RATIOS
Shareholders’ equity (GAAP)	A	$18,840	$18,779	$19,043	$19,049	$18,666
Less: Preferred stock (GAAP)		1,369	1,369	1,369	1,369	1,369
Common shareholders' equity (GAAP)	B	17,471	17,410	17,674	17,680	17,297
Less:
Intangible assets (GAAP)		5,859	5,866	5,873	5,879	5,886
Deferred tax liability related to intangibles (GAAP)		(143)	(141)	(138)	(133)	(130)
Tangible common shareholders’ equity (non-GAAP)	C	$11,755	$11,685	$11,939	$11,934	$11,541
Total assets (GAAP)	D	$161,299	$160,741	$158,814	$159,940	$159,206
Less:
Intangible assets (GAAP)		5,859	5,866	5,873	5,879	5,886
Deferred tax liability related to intangibles (GAAP)		(143)	(141)	(138)	(133)	(130)
Tangible assets (non-GAAP)	E	$155,583	$155,016	$153,079	$154,194	$153,450
Shares outstanding—end of quarter	F	853	854	868	885	894
Total equity to total assets (GAAP) (1)	A/D	11.68%	11.68%	11.99%	11.91%	11.72%
Tangible common shareholders’ equity to tangible assets (non-GAAP) (1)	C/E	7.55%	7.54%	7.80%	7.74%	7.52%
Common book value per share (GAAP) (1)	B/F	$20.48	$20.39	$20.36	$19.98	$19.35
Tangible common book value per share (non-GAAP) (1)	C/F	$13.78	$13.69	$13.75	$13.49	$12.91
____
(1)Amounts have been calculated using whole dollar values.

Common equity Tier 1 (CET1) Ratios

The following table presents CET1 and CET1 adjusted to include certain components of AOCI (non-GAAP). CET1 is a capital adequacy measure established by federal banking regulators under the Basel III framework. Banking institutions that meet requirements under the regulations are required to maintain certain minimum capital requirements, including a minimum CET1 ratio. This measure is utilized by analysts and banking regulators to assess Regions’ capital adequacy. Under the framework, Regions elected to remove certain of the effects of AOCI in the calculation of CET1. Adjustments to the calculation prescribed in federal banking regulations are considered to be non-GAAP financial measures. Adjustments to CET1 include certain portions of AOCI to arrive at CET1 inclusive of AOCI (non-GAAP), which is a potential impact under recent proposed rulemaking standards. Since analysts and banking regulators may assess Regions’ capital adequacy using proposed rulemaking standards, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter-Ended
($ amounts in millions)		6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
CET1 RATIOS
Common equity Tier 1 (1)	A	$13,692	$13,419	$13,490	$13,620	$13,533
Adjustments:
AOCI loss on securities (2)		(1,192)	(1,172)	(1,076)	(1,241)	(1,485)
AOCI loss on defined benefit pension plans and other post employment benefits		(384)	(387)	(391)	(396)	(401)
Common equity Tier 1 (inclusive of AOCI) (non-GAAP)	B	$12,116	$11,860	$12,023	$11,983	$11,647
Total risk-weighted assets (1)	C	$127,786	$125,682	$123,882	$125,386	$125,755

Common equity Tier 1 ratio (1)(3)	A/C	10.7%	10.7%	10.9%	10.9%	10.8%
Common equity Tier 1 ratio (inclusive of AOCI) (non-GAAP) (1)(3)	B/C	9.5%	9.4%	9.7%	9.6%	9.3%
____
(1)Current quarter Common equity Tier 1 as well as Total risk-weighted assets are estimated.
(2)Represents AOCI loss on both available for sale and held to maturity securities.
(3)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Asset Quality

	As of and for Quarter Ended
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Beginning allowance for loan losses (ALL)	$1,527	$1,556	$1,581	$1,612	$1,613

Loans charged-off:
Commercial and industrial	66	88	92	57	70
Commercial real estate mortgage—owner-occupied	1	—	1	1	—
Total commercial	67	88	93	58	70
Commercial investor real estate mortgage	—	—	4	34	2
Total investor real estate	—	—	4	34	2
Residential first mortgage	1	—	—	1	1
Home equity—lines of credit	1	1	—	—	1
Home equity—closed-end	—	—	1	—	—
Consumer credit card	18	18	17	16	17
Other consumer	36	44	52	51	42
Total consumer	56	63	70	68	61
Total	123	151	167	160	133

Recoveries of loans previously charged-off:
Commercial and industrial	8	9	11	10	10
Commercial real estate mortgage—owner-occupied	1	—	—	1	—
Total commercial	9	9	11	11	10
Commercial investor real estate mortgage	—	—	1	2	—
Total investor real estate	—	—	1	2	—
Residential first mortgage	1	—	1	—	1
Home equity—lines of credit	1	1	1	1	2
Home equity—closed-end	—	—	1	—	—
Consumer credit card	2	3	2	2	2
Other consumer	8	8	8	9	5
Total consumer	12	12	13	12	10
Total	21	21	25	25	20

Net charge-offs (recoveries):
Commercial and industrial	58	79	81	47	60
Commercial real estate mortgage—owner-occupied	—	—	1	—	—
Total commercial	58	79	82	47	60
Commercial investor real estate mortgage	—	—	3	32	2
Total investor real estate	—	—	3	32	2
Residential first mortgage	—	—	(1)	1	—
Home equity—lines of credit	—	—	(1)	(1)	(1)
Consumer credit card	16	15	15	14	15
Other consumer	28	36	44	42	37
Total consumer	44	51	57	56	51
Total	102	130	142	135	113

Provision for loan losses	64	101	117	104	112
Ending allowance for loan losses (ALL)	1,489	1,527	1,556	1,581	1,612
Beginning reserve for unfunded credit commitments	120	130	132	131	117
Provision for (benefit from) unfunded credit losses	4	(10)	(2)	1	14
Ending reserve for unfunded commitments	124	120	130	132	131
Allowance for credit losses (ACL) at period end	$1,613	$1,647	$1,686	$1,713	$1,743

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release

Asset Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Net loan charge-offs as a % of average loans, annualized (1):
Commercial and industrial	0.45%	0.65%	0.66%	0.37%	0.49%
Commercial real estate mortgage—owner-occupied	0.01%	(0.03)%	0.02%	0.04%	—%
Commercial real estate construction—owner-occupied	0.22%	(0.05)%	(0.07)%	(0.01)%	(0.01)%
Total commercial	0.41%	0.58%	0.60%	0.34%	0.45%
Commercial investor real estate mortgage	—%	0.02%	0.15%	1.82%	0.10%
Total investor real estate	—%	0.02%	0.12%	1.41%	0.07%
Residential first mortgage	—%	—%	—%	0.01%	—%
Home equity—lines of credit	(0.04)%	(0.01)%	(0.10)%	(0.12)%	(0.05)%
Home equity—closed-end	(0.03)%	(0.02)%	—%	(0.01)%	(0.01)%
Consumer credit card	4.28%	4.17%	4.08%	3.94%	4.24%
Other consumer	2.09%	2.51%	2.97%	2.83%	2.50%
Total consumer	0.56%	0.63%	0.70%	0.67%	0.63%
Total	0.42%	0.54%	0.59%	0.55%	0.47%
Non-performing loans, excluding loans held for sale	$668	$692	$698	$758	$776
Non-performing loans held for sale	1	1	—	12	16
Non-performing loans, including loans held for sale	669	693	698	770	792
Foreclosed properties	19	20	17	18	16
Non-performing assets (NPAs)	$688	$713	$715	$788	$808
Loans past due > 90 days (2)	$158	$170	$180	$154	$171
Criticized loans—business (3)	$3,370	$3,384	$3,342	$3,682	$4,608
Credit Ratios (1):
ACL/Loans, net	1.63%	1.68%	1.76%	1.78%	1.80%
ALL/Loans, net	1.50%	1.56%	1.63%	1.64%	1.67%
Business criticized loans to total business loans	5.01%	5.15%	5.31%	5.81%	7.22%
Allowance for credit losses to non-performing loans, excluding loans held for sale	241%	238%	242%	226%	225%
Allowance for loan losses to non-performing loans, excluding loans held for sale	223%	221%	223%	208%	208%
Non-performing loans, excluding loans held for sale/Loans, net	0.67%	0.71%	0.73%	0.79%	0.80%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, and non-performing loans held for sale	0.69%	0.73%	0.75%	0.82%	0.84%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, and non-performing loans held for sale (2)	0.85%	0.90%	0.94%	0.98%	1.01%
(1)Amounts have been calculated using whole dollar values.
(2)Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 23 for amounts related to these loans.
(3)Business represents the combined total of commercial and investor real estate loans.

Allowance for Credit Losses
	Six Months Ended June 30
($ amounts in millions)	2026	2025
Balance at January 1	$1,686	$1,729
Net charge-offs	232	236
Provision for loan losses	165	235
Provision for unfunded credit losses	(6)	15
Balance at June 30	$1,613	$1,743
Net loan charge-offs as a % of average loans, annualized (GAAP) (1)	0.48%	0.50%
(1)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Non-Performing Loans (excludes loans held for sale)

	As of
($ amounts in millions, %'s calculated using whole dollar values)	6/30/2026		3/31/2026		12/31/2025		9/30/2025		6/30/2025
Commercial and industrial	$412	0.79%	$471	0.93%	$474	0.97%	$524	1.06%	$391	0.79%
Commercial real estate mortgage—owner-occupied	61	1.19%	53	1.06%	45	0.92%	41	0.85%	45	0.92%
Commercial real estate construction—owner-occupied	2	0.64%	2	0.85%	2	0.85%	1	0.43%	1	0.46%
Total commercial	475	0.83%	526	0.94%	521	0.97%	566	1.04%	437	0.80%
Commercial investor real estate mortgage	127	1.60%	103	1.33%	121	1.69%	137	1.92%	283	4.08%
Total investor real estate	127	1.27%	103	1.06%	121	1.33%	137	1.51%	283	3.12%
Residential first mortgage	33	0.17%	30	0.16%	25	0.12%	24	0.12%	24	0.12%
Home equity—lines of credit	25	0.76%	25	0.77%	24	0.74%	24	0.73%	26	0.79%
Home equity—closed-end	8	0.36%	8	0.34%	7	0.32%	7	0.31%	6	0.26%
Total consumer	66	0.21%	63	0.20%	56	0.17%	55	0.17%	56	0.17%
Total non-performing loans	$668	0.67%	$692	0.71%	$698	0.73%	$758	0.79%	$776	0.80%

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions, %'s calculated using whole dollar values)	6/30/2026		3/31/2026		12/31/2025		9/30/2025		6/30/2025
Commercial and industrial	$61	0.12%	$50	0.10%	$55	0.11%	$63	0.13%	$67	0.14%
Commercial real estate mortgage—owner-occupied	15	0.28%	4	0.08%	6	0.11%	10	0.21%	8	0.17%
Total commercial	76	0.13%	54	0.10%	61	0.11%	73	0.13%	75	0.14%
Commercial investor real estate mortgage	38	0.49%	1	0.01%	—	—%	28	0.40%	—	—%
Commercial investor real estate construction	—	—%	—	—%	—	—%	—	—%	1	0.05%
Total investor real estate	38	0.39%	1	0.01%	—	—%	28	0.31%	1	0.01%
Residential first mortgage—non-guaranteed (1)	123	0.65%	127	0.66%	144	0.74%	132	0.68%	114	0.58%
Home equity—lines of credit	22	0.67%	22	0.69%	25	0.79%	28	0.89%	25	0.77%
Home equity—closed-end	14	0.63%	13	0.57%	15	0.62%	14	0.57%	11	0.48%
Consumer credit card	20	1.32%	21	1.39%	22	1.48%	20	1.40%	20	1.46%
Other consumer	64	1.17%	66	1.19%	75	1.31%	68	1.18%	66	1.11%
Total consumer (1)	243	0.77%	249	0.79%	281	0.88%	262	0.81%	236	0.73%
Total accruing 30-89 days past due loans (1)	$357	0.36%	$304	0.31%	$342	0.36%	$363	0.38%	$312	0.32%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions, %'s calculated using whole dollar values)	6/30/2026		3/31/2026		12/31/2025		9/30/2025		6/30/2025
Commercial and industrial	$4	0.01%	$5	0.01%	$6	0.01%	$4	0.01%	$19	0.04%
Commercial real estate mortgage—owner-occupied	1	0.03%	1	0.01%	—	0.01%	2	0.05%	1	0.02%
Total commercial	5	0.01%	6	0.01%	6	0.01%	6	0.01%	20	0.04%
Residential first mortgage—non-guaranteed (2)	91	0.48%	100	0.52%	105	0.55%	84	0.43%	89	0.46%
Home equity—lines of credit	13	0.40%	14	0.42%	15	0.45%	14	0.43%	12	0.38%
Home equity—closed-end	8	0.36%	8	0.35%	8	0.37%	7	0.30%	7	0.30%
Consumer credit card	21	1.39%	22	1.52%	22	1.41%	20	1.42%	20	1.39%
Other consumer	20	0.35%	20	0.35%	24	0.40%	23	0.39%	23	0.39%
Total consumer (2)	153	0.48%	164	0.52%	174	0.54%	148	0.46%	151	0.47%
Total accruing 90+ days past due loans (2)	$158	0.16%	$170	0.17%	$180	0.19%	$154	0.16%	$171	0.18%

Total delinquencies (1) (2)	$515	0.52%	$474	0.49%	$522	0.55%	$517	0.54%	$483	0.50%
(1)Excludes loans that are 100% guaranteed by FHA and guaranteed loans sold to Ginnie Mae where Regions has the right but not the obligation to repurchase; however, includes Ginnie Mae repurchased loans with partial guarantees. Total 30-89 days past due guaranteed loans excluded were $58 million at 6/30/2026, $62 million at 3/31/2026, $66 million at 12/31/2025, $62 million at 9/30/2025, and $57 million at 6/30/2025.
(2)Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to Ginnie Mae where Regions has the right but not the obligation to repurchase; however, includes Ginnie Mae repurchased loans with partial guarantees. Total 90 days or more past due guaranteed loans excluded were $100 million at 6/30/2026, $94 million at 3/31/2026, $79 million at 12/31/2025, $48 million at 9/30/2025, and $44 million at 6/30/2025.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
Forward-Looking Statements
This supplement, the related earnings release, and the accompanying earnings call may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. In addition, the company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms, expressions, and graphics often signify forward-looking statements. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future, they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•Our businesses have been, and may continue to be, adversely affected by conditions in the financial markets and economic conditions generally.
•Fluctuations in market interest rates, including the level and shape of the yield curve, may adversely affect our performance.
•If we experience greater credit losses in our loan portfolios than anticipated, our earnings may be materially adversely affected.
•Any future reductions in our credit ratings may increase our funding costs and place limitations on business activities.
•Changes in the soundness of other financial institutions could adversely affect us.
•We may suffer losses if the value of collateral declines in stressed market conditions.
•Ineffective liquidity management could adversely affect our financial results and condition.
•Loss of deposits or a change in deposit mix could increase our funding costs.
•We rely on the mortgage secondary market to manage various risks.
•We are at risk of a variety of systems failures or errors and cyber-attacks or other similar incidents that could adversely affect customer experience and our business and financial performance.
•We are subject to complex and evolving laws, regulations, rules, standards and contractual obligations regarding privacy and cybersecurity, which could increase the cost of doing business, compliance risks and potential liability.
•We will continually encounter technological change and must effectively anticipate, develop and implement new technology.
•The development and use of AI presents risks and challenges that may adversely impact our business.
•Industry competition, including competition from decentralized finance platforms, cryptocurrencies and blockchain technologies could disrupt our business model and adversely affect our revenues, market share or liquidity.
•Our operations are concentrated primarily in the South, Midwest and Texas, and adverse changes in the economic conditions in this region can adversely affect our financial results and condition.
•Weakness in the residential real estate markets could adversely affect our performance.
•Weakness in the commercial real estate markets could adversely affect our performance.
•Risks associated with home equity products where we are in a second lien position could adversely affect our performance.
•Weakness in commodity businesses could adversely affect our performance.
•An outbreak or escalation of hostilities between countries or within a country or region could have a material adverse effect on the U.S. economy and on our businesses.
•We are subject to a variety of operational risks, including the risk of fraud or theft by internal or external parties, which may adversely affect our business and results of operations.
•We rely on other companies to provide key components of our business infrastructure.
•We depend on the accuracy and completeness of information about clients and counterparties.
•We are exposed to risk of environmental liability when we take title to property.
•We can be negatively affected if we fail to identify and address operational risks associated with the introduction of or changes to products, services and delivery platforms.
•Enhanced regulatory and other standards for the oversight of vendors and other service providers can result in higher costs and other potential exposures.
•We are, and may in the future be, subject to claims and litigation calling into question our right to use the intellectual property underlying certain technology in our business.
•Weather-related events, pandemics and other natural or man-made disasters could cause a disruption in our operations or lead to other consequences that could adversely impact our financial results and condition. These impacts could be intensified by climate change. Heightening focus on climate change may also carry transition risks that could negatively impact our results of operations and financial condition.
•We are subject to sociopolitical risks that could adversely affect our business, reputation and the trading price of our common stock.
•Damage to our reputation could significantly harm our businesses.
•We are, and may in the future be, subject to litigation, investigations and governmental proceedings that may result in liabilities adversely affecting our financial condition, business or results of operations or in reputational harm.
•We are subject to extensive governmental regulation, which could have an adverse impact on our operations and our business model.
•We are subject to a variety of risks in connection with any sale of loans we may conduct.
•We may be subject to more stringent capital and liquidity requirements.
•Rulemaking changes and regulatory initiatives implemented by the CFPB may result in higher regulatory and compliance costs that may adversely affect our results of operations.
•We are subject to numerous laws designed to protect consumers, including the CRA and fair lending laws, and a failure to comply with these laws could lead to a wide variety of penalties and other sanctions.
•We may not be able to complete future acquisitions, may not be successful in realizing the benefits of any future acquisitions that are completed or may choose not to pursue acquisition opportunities we might find beneficial.
•Increases in FDIC insurance assessments may adversely affect our earnings.
•Unfavorable results from ongoing stress analyses may adversely affect our ability to retain customers or compete for new business opportunities.
•We are a holding company and depend on our subsidiaries for dividends, distributions and other payments.
•We may not pay dividends on shares of our capital stock.
•Anti-takeover and banking laws and certain agreements and charter provisions may adversely affect share value.
•Our amended and restated by-laws designate (i) the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our shareholders and (ii) the federal district courts of the United States as the sole and exclusive forum for any action asserting a cause of action arising under the Securities Act, which could limit our shareholders’ ability to obtain a favorable judicial forum for disputes with our company or our company’s directors, officers or other employees.
•We face substantial legal and operational risks in our safeguarding and other processing of personal information.
•Differences in regulation can affect our ability to compete effectively.
•Our businesses may be adversely affected if we are unable to hire and retain qualified employees.

Regions Financial Corporation and Subsidiaries
Financial Supplement (unaudited) to Second Quarter 2026 Earnings Release
•Our operations rely on our ability, and the ability of key external parties, to maintain appropriately staffed workforces, and on the competence, trustworthiness, health and safety of employees.
•Our reported financial results depend on management’s selection of accounting methods and certain assumptions and estimates.
•If the models that we use in our business perform poorly or provide inadequate information, our business or results of operations may be adversely affected.
•Changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2025 and in Regions’ subsequent filings with the SEC.
You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Tom Speir at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551.